Exhibit 99.1

News Release
CONTACT:
Michael Perlman
Director, Investor Relations
KLX Inc.
(561) 791-5435

KLX INC. ANNOUNCES EXPIRATION OF HART-SCOTT-RODINO WAITING PERIOD FOR PROPOSED MERGER

WELLINGTON, FL — July 17, 2018 — KLX Inc. (“KLX” or the “Company”) (Nasdaq: KLXI) announced today that the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), in connection with its previously announced merger with a wholly owned subsidiary of The Boeing Company (“Boeing”), expired at 11:59 p.m., Eastern time, on July 16, 2018.

The expiration of the waiting period under the HSR Act satisfies one of the conditions to the closing of the merger, which remains subject to other closing conditions in the Agreement and Plan of Merger, dated as of April 30, 2018, by and among KLX, Boeing and Merger Sub, as amended by Amendment No. 1 thereto, dated as of June 1, 2018.

About KLX Inc.

KLX Inc., through its two operating segments, provides mission critical products and complex logistical solutions to support its customers’ high value assets. KLX serves its customers in demanding environments that face high cost of downtime and require dependable, high quality just-in-time customer support. The Aerospace Solutions Group is a leading distributor and value added service provider of aerospace fasteners and consumables offering the broadest range of aerospace hardware and consumables and inventory management services worldwide. The Energy Services Group provides vital services and products to oil and gas exploration and production companies on an episodic, 24/7 basis.

Forward-Looking Statements

This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements, including those regarding the timing and consummation of the transactions described herein, involve risks and uncertainties. The Company’s actual experience and results may differ materially from the experience and results anticipated in such statements. Factors that might cause such a difference include those discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”), which include its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and in the Form 10 to be filed in connection with the proposed spin-off of the Energy Services Group. For more information, see the sections entitled “Risk Factors” and “Forward-Looking Statements” contained in the Company’s Annual Report on Form 10-K and its other filings. The forward-looking statements included in this news release are made only as of the date of this news release and, except as required by federal securities laws and rules and regulations of the SEC, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information

In connection with the proposed transaction between KLX and Boeing, KLX has filed a preliminary proxy statement with the SEC. The definitive proxy statement, when available, will be sent or given to KLX stockholders. KLX will also file with the SEC a registration statement with respect to the spin-off of its Energy Services Group. KLX STOCKHOLDERS ARE ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT AND THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and security holders will be able to obtain the documents free of charge when they are available at the SEC’s website, www.sec.gov, or from KLX at its website, www.klx.com, or by contacting KLX Investor Relations at (561) 383-5100.

Participants in Solicitation

KLX and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information concerning KLX’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is set forth in Amendment No. 1 to KLX’s Annual Report on Form 10-K for the fiscal year ended January 31, 2018 filed with the SEC on May 22, 2018. A more complete description will be available in the definitive proxy statement with respect to the merger and the registration statement with respect to the spin-off when they become available.